UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K

_________________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 21, 2014
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UCP, Inc.
(Exact name of registrant as specified in its charter)
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Delaware (State or other jurisdiction of incorporation)	1-36001 (Commission File Number)	90-0978085 (I.R.S. Employer Identification No.)

	99 Almaden Boulevard Suite 400 San Jose, California (Address of principal executive offices)	95113 (Zip code)

(408) 207-9499
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report.)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
□    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
□    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
□    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
On October 21, 2014, UCP, Inc. (the “Company”) completed a private offering of $75.0 million in aggregate principal amount of 8.5% Senior Notes due 2017 (the “Notes”). The net proceeds from the offering were approximately $72.5 million, after paying the initial purchaser’s discount and other estimated offering expenses. The net proceeds from the offering will be used for general corporate purposes, including to provide financing for the construction of homes, acquisition of entitled land, development of lots and working capital.

The Notes were offered and sold only to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”). The Notes have not been and will not be registered under the Securities Act, or the securities laws of any other jurisdiction. Unless they are registered, the Notes may be offered and resold only in transactions that are exempt from registration under the Securities Act and applicable state securities laws.

The Notes were issued under an Indenture, dated as of October 21, 2014 (the “Indenture”), by and among the Company, the guarantors named therein, and Wilmington Trust, National Association, as trustee.

The Company will pay 8.5% interest per annum on the principal amount of the Notes, payable March 31, June 30, September 30 and December 31 of each year, commencing December 31, 2014. Interest will accrue on the Notes from October 21, 2014, and the first interest payment date will be December 31, 2014. The Notes will mature on October 21, 2017, unless earlier redeemed or repurchased.

The Notes are guaranteed on an unsecured senior basis by each of the Company’s subsidiaries (the “Subsidiary Guarantors”). The Notes and the guarantees will be the Company’s and the Subsidiary Guarantors’ senior unsecured obligations and will rank equally in right of payment with all of the Company’s and the Subsidiary Guarantors’ existing and future senior unsecured debt and senior in right of payment to all of the Company’s and the Subsidiary Guarantors’ future subordinated debt. The Notes and the guarantees will be effectively subordinated to any of the Company’s and the Subsidiary Guarantors’ existing and future secured debt, to the extent of the value of the assets securing such debt.

The Company may redeem the Notes, in whole but not in part, at a price equal to 100% of the principal amount, plus accrued and unpaid interest, plus a “make-whole” premium. Upon the occurrence of a change of control, the Company must offer to repurchase the Notes for cash at a price equal to 101% of the principal amount of the Notes to be repurchased plus accrued and unpaid interest to, but excluding, the repurchase date. Under the Indenture, a “change of control” generally means (i) any person or group of related persons acquires more than 35% of the voting stock of the Company or (ii) the Company transfers all or substantially all of its consolidated assets to any person or group of related persons, in each case other than PICO Holdings, Inc. and its affiliates.

The Indenture provides for customary “events of default” which could cause, or permit, the acceleration of the Notes. Such events of default include (i) a default in any payment of principal or interest; (ii) failure to comply with certain covenants contained in the Indenture; (iii) defaults in failure to pay certain other indebtedness or the acceleration of certain other indebtedness prior to maturity; (iv) the failure to pay certain final judgments; and (vi) certain events of bankruptcy or insolvency.

The Indenture limits the Company’s and its subsidiaries’ ability to, among other things, incur or guarantee additional unsecured and secured indebtedness (provided that the Company may incur indebtedness so long as the Company’s ratio of indebtedness to consolidated tangible assets (on a pro forma basis) would be equal to or less than 45% and provided that the aggregate amount of secured debt may not exceed the greater of $75 million or 30% of the Company’s consolidated tangible assets); pay dividends and make certain investments and other restricted payments; acquire unimproved real property in excess of $75 million per fiscal year or in excess of $150 million over the term of the Notes, except to the extent funded with subordinated obligations or the proceeds of equity issuances; create or incur certain liens; transfer or sell certain assets; and merge or consolidate with other companies or transfer or sell all or substantially all of the Company’s consolidated assets. Additionally, the Indenture requires the Company to maintain at least $50 million of consolidated tangible assets not subject to liens securing indebtedness; maintain a minimum net worth of $175 million; maintain a minimum of $15 million of unrestricted cash and/or cash equivalents; and not permit decreases in the amount of consolidated tangible assets by more than $25 million in any fiscal year or more than $50 million at any time after the issuance of the Notes. These covenants are subject to a number of important exceptions and qualifications contained in the Indenture.

This brief description of the Notes is qualified in its entirety by reference to the Indenture, attached hereto as Exhibit 4.1, which is incorporated herein by reference.

This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy securities, nor shall there be any sale of these securities in any state or other jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

Item 8.01	Other Events
On October 23, 2014, the Company issued a press release announcing the closing of its private placement of $75 million aggregate principal amount of its 8.5% Senior Notes due 2017.  A copy of the press release is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

Cautionary Note Regarding Forward-Looking Statements

Except for historical information, all other information in this report consists of forward-looking statements. These forward-looking statements involve a number of risks, uncertainties and other factors, which may cause the actual results to be materially different from those expressed or implied in the forward-looking statements. Other important factors are discussed under the caption “Special Note About Forward-Looking Statements” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2013 and in subsequent filings made prior to or after the date hereof filed with or furnished to the Securities and Exchange Commission. The Company does not intend to review or revise any particular forward-looking statement in light of future events.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits.

Exhibit Number	Description
Item 4.1	Indenture, dated October 21, 2014, among UCP, Inc., the guarantors named therein, and Wilmington Trust, National Association, as trustee.
Item 99.1	Press release dated October 23, 2014.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: October 23, 2014
UCP, Inc.

By:	/s/ William J. La Herran
Name:    William J. La Herran

Title:	Chief Financial Officer
and Treasurer

INDEX TO EXHIBITS

Exhibit Number	Description
Item 4.1	Indenture, dated October 21, 2014, among UCP, Inc., the guarantors named therein, and Wilmington Trust, National Association, as trustee.
Item 99.1	Press release dated October 23, 2014.